UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 2, 2010

PRO-DEX, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

2361 McGaw Avenue, Irvine, California 92614
(Address of principal executive offices, zip code)

(949) 769-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events

On July 2, 2010 Pro-Dex, Inc. (the “Company”) received notice from NASDAQ Listing Qualifications Panel (the “Panel”) that it has met the requirements of the Panel’s decision and regained compliance with the minimum $1.00 per share bid price requirement for continued listing, and further, that it complies with all other applicable standards for continued listing on The Nasdaq Stock Market.  Accordingly, the Company will continue to be listed on The Nasdaq Stock Market.

The press release announcing the reverse stock split is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits

(d)     Exhibits.      The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit 99.1  Press release of Pro-Dex Inc., dated July 7, 2010, announcing the Company’s continued listing on The Nasdaq Stock Market

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2010	PRO-DEX, Inc (Registrant).

By:	/s/ Jeffrey J. Ritchey
Jeffrey J. Ritchey
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release of Pro-Dex Inc., dated July 7, 2010, announcing the Company’s continued listing on The Nasdaq Stock Market